UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 1, 2009

OKANA VENTURES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-138146	20-2881151
(State of Incorporation)	(Commission File No.)	(Tax ID No.)

918 16th Avenue, #159

Calgary, Alberta

Canada  T2M 0K3

(Address of principal executive offices)

Registrant’s Telephone Number, including area code:  (403) 775 - 7643

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

[ ]  Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c)).

Item 8.01 Other Events

Effective July 1, 2009, the Company retained the services of Pacific Stock Transfer Company, of Suite 240 – 500 East Warm Springs Road, Las Vegas, Nevada  89119, as the stock transfer agent and registrar of its common stock.  The  Company’s prior  stock transfer agent and registrar, Island Stock Transfer, was notified that its services were terminated effective July 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Michael Upham

Michael Upham, President